UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 16, 2025
Date of Report (date of earliest event reported)
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STRATA CRITICAL MEDICAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39046 (Commission File Number)	84-1890381 (I.R.S. Employer Identification Number)
31 Hudson Yards, 14th Floor New York, NY 10001
(Address of principal executive offices and zip code)
(585) 301-1762
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SRTA	The Nasdaq Stock Market
Warrants, each exercisable for one share of Common Stock at a price of $11.50	SRTAW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 16, 2025, Strata Critical Medical, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) to announce the completion of the acquisition of Keystone Perfusion Services, LLC ("Keystone") by way of acquiring all the issued and outstanding equity interests of Keystone.

This Amendment No. 1 (this “Amendment”) to the Initial Report is being filed to include the historical financial statements of Keystone Perfusion Services P.C. required by Item 9.01(a), and the unaudited pro forma condensed consolidated financial information required by Article 11 of Regulation S-X in connection with the sale of the Company’s Passenger business to Joby Aero, Inc. and the acquisition of Keystone (collectively, the “Transactions”) that were previously omitted from the Initial Report as permitted by Item 9.01(a). No other changes have been made to the Initial Report.

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the Transactions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Transaction. Except as set forth herein, no modifications have been made to information in the Initial Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial Report.
Item 2.01 Completion of Acquisition or Disposition of Assets
The information set forth in the “Explanatory Note” of this Amendment is incorporated by reference into this Item 2.01.

Item 9.01 - Financial Statements and Exhibits
(a) Financial statements of business acquired.

The audited consolidated financial statements of Keystone Perfusion Services P.C. as of December 31, 2024 and for the year then ended and the accompanying notes thereto, are incorporated by reference as Exhibit 99.1 hereto. The financial statements presented relate to Keystone Perfusion Services, P.C. ("Keystone P.C."), the historical operating entity.

Immediately prior to the closing of the Acquisition, Keystone P.C. completed a reorganization and conversion in which Keystone P.C. was converted into Keystone. Keystone succeeded to all of the assets, liabilities, and operations of Keystone P.C. and became the "Target Company" acquired by the Company pursuant to the Purchase and Sale Agreement dated September 16, 2025. As a result, the historical financial statements presented for Keystone P.C. represent the predecessor operations of the acquired business.

The unaudited condensed consolidated financial statements of Keystone P.C. as of June 30, 2025 and 2024 and for the three and six months then ended and the accompanying notes thereto, are incorporated by reference as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.3 and is incorporated herein by reference:
1.Unaudited Pro Forma Condensed Combined Statement of Operations for the years ended December 31, 2024 and December 31, 2023 and the nine months ended September 30, 2025.
2.Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	The audited consolidated financial statements of Keystone Perfusion Services P.C. as of and for the year ended December 31, 2024 and the related notes.
99.2	The unaudited condensed consolidated financial statements of Keystone Perfusion Services P.C. as of and for the three and six months ended June 30, 2025 and 2024 and the related notes.
99.3
The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Keystone Perfusion Services P.C. which includes the unaudited pro forma combined statement of operations for the years ended December 31, 2024 and December 31, 2023 and for the nine months ended September 30, 2025 and the related notes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA CRITICAL MEDICAL, INC.

Dated: December 2, 2025	By:	/s/ William A. Heyburn
	Name:	William A. Heyburn
	Title:	Co-Chief Executive Officer and Chief Financial Officer